UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2022

Blend Labs, Inc.
(Exact name of Registrant, as specified in its charter)

Delaware	001-40599	45-5211045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
415 Kearny Street
San Francisco, California 94108
(Address of principal executive offices, including zip code)
(650) 550-4810
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	BLND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2022, Blend Labs, Inc. (“Blend”) was notified that Jonathan Chan, Controller and principal accounting officer of Blend, is taking a leave of absence effective June 9, 2022.

Effective June 14, 2022, Manish Gupta will be joining Blend as its Controller and, in this role, will serve as the Company’s principal accounting officer. Prior to joining Blend, Mr. Gupta, 50, served as Senior Vice President, Head of Accounting & Tax of Global Lending Services, LLC, an automotive lending company and financial services provider, from November 2021 to May 2022. Between March 2018 and August 2021, Mr. Gupta served in various positions at Fiserv, Inc., a financial services technology provider, most recently as Vice President, Finance. Prior to that, Mr. Gupta served as Vice President & Financial Controller at Xerox Corporation., a document management company, from March 2012 to May 2017 (including a period following the separation of Conduent Incorporated from Xerox Corporation in January 2017).

In connection with Mr. Gupta’s new role as Controller and appointment as Blend’s principal accounting officer, effective June 14, 2022, he will receive an annual base salary of $265,000, and a signing bonus of $25,000. He is also eligible to receive four annual grants of restricted stock units with an aggregate value of $940,000, subject to his continued employment with Blend. There are no family relationships between Mr. Gupta and any director or executive officer of the Company and Mr. Gupta has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Marc Greenberg, Blend’s Head of Finance and principal financial officer, will serve as Blend’s interim principal accounting officer upon the commencement of Mr. Chan’s leave of absence on June 9, 2022 until Mr. Gupta joins Blend on June 14, 2022. Mr. Greenberg’s compensation will not be changed in connection with these additional duties and responsibilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blend Labs, Inc.
Date: May 25, 2022
	By:	/s/ Marc Greenberg
	Name:	Marc Greenberg
	Title:	Head of Finance (Principal Financial Officer)